UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

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of the Securities Exchange Act of 1934

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Esports Entertainment Group, Inc.

(Name of Registrant as Specified in Its Charter)

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ESPORTS ENTERTAINMENT GROUP, INC.

170 Pater House, Psaila Street

Birkirkara, Malta, BKR 9077

268-562-9111

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD

April 22, 2019

Dear Esports Entertainment Group, Inc. Shareholders:

Our Board of Directors (the “Board”) has called and invites you to attend a Special Meeting of Shareholders (the “Meeting”) of Esports Entertainment Group, Inc. (together with any subsidiaries, the “Company”, “Esports”, “we”, “us” or “our”).  The Meeting will be held on April 22, 2019 at 10:00 a.m. Eastern Time at Lucosky Brookman LLP, 101 Wood Avenue South, Fifth Floor, Iselin, NJ 08830.

Recently, it came to the attention of the Board that the effectiveness of prior authorization for certain corporate actions, including the Company’s previous name changes, the increase in the Company’s authorized shares of common stock, par value $0.001 per share (the “Common Stock”), and the issuance of shares of the Company’s Common Stock in excess of the number of shares as originally authorized in our Articles of Incorporation, as amended (the “Articles of Incorporation”) among other corporate actions further described below, could be called into question, as the Corporate Actions did not comply with certain technical and atypical requirements of , the Company’s Articles of Incorporation and/or the Company’s Bylaws, as well as Chapter 78 of the Nevada Revised Statutes (the “NRS”), as related thereto.  The Board investigated the issue further, consulted with outside counsel, and determined that it would be appropriate and in the best interests of the Company and its shareholders to obtain a vote to ratify the Corporate Actions to confirm or validate their effectiveness, and take any other necessary actions, as appropriate, pursuant to Section 78.0296 of the NRS.  The Company wishes for its shareholders to ratify the following corporate actions:

(1)

amendment to the Company’s Articles of Incorporation increasing the Company’s authorized Common Stock to 500,000,000 (“Increase in Authorized Shares ”) and  the issuance of Common Stock potentially made in excess of the Company’s authorized capital stock (the “Over-Allotted Issuances”, collectively the “Ratification of Authorized Share Increase and Issuances”);

(2)

the Company’s name change from Virtual Closet, Inc. to DK Sinopharma, Inc. (the “Initial Name Change”); the Company’s name change from DK Sinopharma, Inc. to VGambling Inc. (the “Second Name Change”); the Company’s name change from VGambling Inc. to. Esports Entertainment Group, Inc. (the “Third Name Change”, and together with the Initial Name Change and the Second Name Change, the “Ratification of the Name Changes”); and

(3)

to approve and ratify the adoption of the Company’s 2017 Stock Incentive Plan (the “Adoption of the 2017 Plan”).

In addition to agenda items 1 through 3 which require ratification, the Company also seeks for its shareholders to approve the following action:

(4)

to amend and restate the Company’s Articles of Incorporation in its entirety (the “Adoption of Amended and Restated Articles”).

The Name Changes, the  Increase in Authorized Shares, the Over-Allotted Share Issuance Ratification, the Adoption of the Amended and Restated Articles, and the Adoption of the 2017 Plan (collectively, the “Corporate Actions”) are more fully described in the accompanying Notice of Special meeting of Shareholders and Proxy Statement. The enclosed Notice of Special Meeting of Shareholders and Proxy Statement contain details about the business to be conducted at the meeting. To ensure that your shares are represented at the meeting, we urge you to mark your choice on the enclosed proxy card, sign and date the card and return it promptly in the envelope provided.

The holders of record of the Company’s Common Stock at the close of business on March 25, 2019 are entitled to notice of the Corporate Actions and will be entitled to vote as further described herein. The holders of record of at least a majority of the shares of Common Stock of the Company entitled to vote must be present in person or represented by proxy in order to hold the Meeting. Accordingly, it is important that your shares be represented at the meeting. Whether or not you plan to attend the Meeting, please complete the enclosed proxy card and sign, date and return it promptly in the enclosed postage-paid envelope. If you do plan to attend the Meeting in person, you may withdraw your proxy and vote personally on all matters brought before the Meeting. The Board of Directors recommends that you vote FOR all the Corporate Actions.  This matter is more fully described in the Proxy Statement accompanying this Notice.

Even if you plan to attend the meeting, you are requested to sign, date and return the proxy card in the enclosed envelope. If you attend the meeting after having returned the enclosed proxy card, you may revoke your proxy, if you wish, and vote in person. If you would like to attend and your shares are not registered in your own name, please ask the broker, trust, bank or other nominee that holds the shares to provide you with evidence of your share ownership. Failure to vote your shares, either in person or by proxy, will have the same effect as a vote against the Corporate Actions.

Pursuant to NRS Section 78.0296, if stockholder ratification and validation of the Corporate Actions is obtained, the Company will promptly file with the Nevada Secretary of State the Amended and Restated Articles in the form attached as Appendix B to this Proxy Statement (the “Required Amendment Filing”) covering the corrective matters in question (as describe in more detail below) and a certificate of validation in the form attached as Appendix C to this Proxy Statement (the “Certificate of Validation”).  Upon the Nevada Secretary of State’s acceptance of such filings, such stockholder ratification and validation will retroactively correct and cure such noncompliance for purposes of Chapter 78 of the Nevada Revised Statutes and the Corporation’s governing documents.

Thank you for your support.

By Order of the Board of Directors

/s/ Grant Johnson
Grant Johnson
March 25, 2019	Chief Executive Officer

YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, TO ASSURE THAT YOUR SHARES WILL BE REPRESENTED, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO ADDITIONAL POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE SPECIAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON April 22, 2019.

Our proxy statement, which is enclosed with this mailing, is also available at www.proxyvote.com

ESPORTS ENTERTAINMENT GROUP, INC.

170 Pater House, Psaila Street

Birkirkara, Malta, BKR 9077

268-562-9111

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON April 22, 2019

GENERAL INFORMATION ABOUT THE PROXY

STATEMENT AND SPECIAL MEETING

GENERAL

This Proxy Statement is being furnished to the shareholders of Esports Entertainment Group, Inc. (the “Company”) in connection with the solicitation of proxies by our Board of Directors (the “Board of Directors” or the “Board”) for use at the Special Meeting of Shareholders to be held at 10:00 am Eastern Time Lucosky Brookman LLP, 101 Wood Avenue South, Fifth Floor, Iselin, NJ 08830 on April 22, 2019, and at any and all adjournments or postponements thereof (the “Meeting”) for the purpose set forth in the accompanying Notice of Meeting of Shareholders. Accompanying this Proxy Statement is a proxy/voting instruction form (the “Proxy”) for the Meeting, which you may use to indicate your vote as to the proposal described in this Proxy Statement. It is contemplated that this Proxy Statement and the accompanying form of Proxy will be first mailed to Esports’ shareholders on or about April 5, 2019.

Recently, it came to the attention of the Board that prior authorization for certain corporate actions, including numerous changes of the Company’s name, increases in the Company’s authorized capital stock, and the issuance of shares of the Company’s Common Stock, amongst other corporate items (collectively, the “Corporate Actions”), did not comply with certain aspects of Chapter 78 of the NRS and the Company’s Articles of Incorporation and/or its Bylaws.  The Board investigated the issue further and consulted with outside counsel, and determined that it would be appropriate and in the best interests of the Company and its shareholders to ratify and validate the Corporate Actions pursuant to Section 78.0296 of the NRS.  We are requesting your votes in connection with the ratification and/or approval of these Corporate Actions.

VOTING SECURITIES

With Respect to Increase in Authorized Shares and Over-Allotted Issuances, shareholders of record as of the close of business on March 25, 2019 (the “Record Date”) will be entitled to vote at the Meeting and any adjournment or postponement thereof.  However, while we encourage all shareholders to vote on all Proposals herein, the Company will count only the votes of the 50,000,000 shares held by Mr. Grant Johnson, the Company’s Chief Executive Officer, as of the Record Date, and which have been held continuously by Mr. Johnson since May 2013, representing a majority of the Company’s Common Stock issued and outstanding shares as of the Record Date and as of May 2013. Mr. Johnson has delivered to the Company a voting agreement whereby Mr. Johnson, has agreed to vote 50,000,000 shares, representing approximately57% of the vote, for the Increase in Authorized Shares and Over-Allotted Issuances.  All other votes will be disregarded to ensure and make clear that no shares were improperly counted as having voted in favor of the Increase in Authorized Shares and Over-Allotted Issuances.

With respect to Actions II though V, shareholders of record as of the close of business on March 25, 2019 (the “Record Date”) will be entitled to vote at the Meeting and any adjournment or postponement thereof.  As of the Record Date, there were 87,358,118 shares of Common Stock, issued and outstanding and entitled to vote, representing approximately 92 holders of record, with each share of Common Stock entitled to one vote.  Shareholders may vote in person or by proxy. The presence in person or by proxy of the holders of a 33.34% of the total voting power of the issued and outstanding Common Stock is necessary to constitute a quorum at this meeting. In the absence of a quorum at the meeting, the meeting may be postponed or adjourned from time to time without notice, other than announcement at the meeting, until a quorum is formed. The enclosed Proxy reflects the number of shares that you are entitled to vote.

The approval of at least a majority of the votes cast by the holders of Common Stock issued and outstanding as of the record date and entitled to vote at the Meeting is required to ratify and/or approve the Corporate Actions. Abstentions are counted as “shares present” at the meeting for purposes of determining the presence of a quorum, while broker non-votes (which result when a broker holding shares for a beneficial owner has not received timely voting instructions on certain matters from such beneficial owner) are not considered “shares present” with respect to any matter. Abstentions will operate in the same manner as a vote against such proposal.

SHAREHOLDERS LIST

For a period of at least ten days prior to the Meeting, a complete list of the Company’s shareholders entitled to vote at the Meeting will be available at 170 Pater House, Psaila Street, Birkirkara, Malta, BKR 9077 so that shareholders of record may inspect the list only for proper purposes.

VOTING OF PROXIES

All valid proxies received prior to the Meeting will be voted.  The Board of Directors recommends that you vote by proxy even if you plan to attend the Meeting.  To vote by proxy, you must fill out the enclosed Proxy, sign and date it, and return it in the enclosed postage-paid envelope or to go www.proxyvote.com to place your vote online.  Voting by proxy will not limit your right to vote at the Meeting if you attend the Meeting and vote in person.  However, if your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy executed in your favor, from the holder of record to be able to vote at the Meeting.

REVOCABILITY OF PROXIES

All Proxies which are properly completed, signed and returned prior to the Meeting, and which have not been revoked, will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed. A shareholder may revoke his or her Proxy at any time before it is voted either by filing with the Secretary of the Company, at its principal executive offices located at 170 Pater House, Psaila Street, Birkirkara, Malta, BKR 9077, a written notice of revocation or a duly-executed Proxy bearing a later date or by attending the Meeting and voting in person.

DISSENTER’S RIGHTS

Holders of our voting securities do not have dissenter’s rights under Nevada law in connection with the proposals contemplated by this Proxy.  This is true so long as there are no provisions for payment of money or issuance of scrip in lieu of fractional shares.  See NRS 78.2055

REQUIRED VOTE

Assuming the presence of a quorum at the Meeting:

Except as is it relates to the ratification of the Increase in Authorized Shares and the Over-Allotted Issuances, the affirmative vote of a majority of the votes cast by the shares of Common Stock shares present at the meeting, in person or by proxy, and entitled to vote is required to ratify and approve each of the proposals (the “Corporate Actions”).

Votes shall be counted by one or more persons who shall serve as the inspectors of election. The inspectors of election will canvas the shareholders present in person at the meeting, count their votes and count the votes represented by proxies presented.  For purposes of determining the votes cast with respect to any matter presented for consideration at the meeting, only those votes cast “FOR” or “AGAINST” are included. However, if a proxy is signed but no specification is given, the shares will be voted “FOR” the proposed name chance and amendment to the Articles of Incorporation.

EXPENSES OF SOLICITATION

The Company will pay the cost of preparing, assembling and mailing this proxy-soliciting material, and all costs of solicitation, including certain expenses of brokers and nominees who mail proxy material to their customers or principals.

PRINCIPAL SHAREHOLDERS

The following sets forth information as of March 22, 2019, regarding the number of shares of our Common Stock beneficially owned by (i) each person that we know beneficially owns more than 5% of our outstanding Common

Stock, (ii) each of our directors and named executive officer and (iii) all of our directors and named executive officer as a group.

This table is prepared based on information supplied to us by the listed security holders, any Schedules 13D or 13G and Forms 3 and 4, and other public documents filed with the SEC.

The amounts and percentages of our Common Stock beneficially owned are reported on the basis of SEC rules governing the determination of beneficial ownership of securities. Under the SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days through the exercise of any stock option, warrant or other right. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest. Unless otherwise indicated, each of the shareholders named in the table below, or his or her family members, has sole voting and investment power with respect to such shares of our Common Stock. Except as otherwise indicated, the address of each of the shareholders listed below is: c/o Esports Entertainment Group, Inc., 170 Pater House, Psaila Street, Birkirkara, Malta, BKR 9077.

The share ownership numbers and percentages of share ownership set forth below are presented to show such numbers and percentages as in effect as of the close of business on March 22, 2019, assuming shareholder ratification of the Corporate Acts, and therefore including the 83,378,118 shares of Common Stock currently outstanding that resulted from the Corporate Acts.

	Shares of Common Stock Beneficially owned
Name and Address of Beneficial Owner	Number	Percent
Grant Johnson (1) 1370 Pilgrims Way Oakville, ON, Canada	50,000,000	57.2%
Yan Rozum (2) 1700 Ave General Guisan 32 Fribourg, Switzerland	286,250	*
Christopher Malone (3) 6 Keystone Court Aurora, Ontario Canada L4G 3R3	100,000	*
David Watt (4) Nelson Mandela Dr., Campsite St. John’s, Antigua and Barbuda	49,190	*%
Chul Woong Lim (5) 204-804 Susaek Rd. 100 Seodaemun-gu Seoul, Korea	220,000	*%
Alan Alden	--	*%
All Officers and Directors as a group (six persons)	50,160,440	57.5%
Shawn Erickson (6) 122-201 Rua Figueiredo Magnalhaes Rio de Janeiro, RJ, Brazil	10,000,000	11.4%
VG-SPV LLC (7) 50 South Steele, Suite 508 Denver, CO 80209	5,316,667	6.1%
5% Beneficial Shareholders as a Group	15,316,667	17.6%

* less than 1%

(1) Second Generation Holdings Trust is a corporation controlled by Grant Johnson and currently holds 50,000,000 shares of Common Stock.

(2) Includes 211,250 shares of Common Stock and 75,000 options to purchase shares of Common Stock currently exercisable.

(3) Includes 100,000 shares of Common Stock

(4) Includes 29,190 shares of Common Stock and 20,000 options to purchase shares of Common Stock currently exercisable.

(5) Includes 200,000 shares of Common Stock and 20,000 options to purchase shares of Common Stock currently exercisable.

(6) Includes 10,000,000 shares of Common Stock.

(7) VG-SPV, LLC is an entity controlled by First Capital Ventures, LLC beneficially owns 5,316,667 shares of Common Stock. Gary Graham is the manager of First Capital Ventures, LLC.

ACTION I

APPROVAL OF THE RATIFICATION

AND VALIDATION OF THE AUTHORIZED SHARE INCREASE AND OVER-ALLOTED ISSUANCES

Background

As specified in the Articles of Incorporation, as of May 2013, the Company had been authorized to issue up to up to 75,000,000 shares of Common Stock, par value $0.001 per share (the “Original Authorized Share Amount”).  On or about September 30, 2014, the Board approved an increase in the amount of shares of Common Stock the Company is authorized to issue to 500,000,000 shares of Common Stock (the “Increase in Authorized Shares”). Concurrently, the Company filed with the Secretary of State of the State of Nevada a Certificate of Amendment to its Articles of Incorporation increasing the number of shares of Common Stock the Company is authorized to issue from 75,000,000 to 500,000,000.

The Board believed that it was advisable and in the best interests of the Company and its shareholders to effect the Increase in Authorized Shares in order to provide additional shares that could be issued for raising of additional equity capital or other financing activities, stock dividends or the exercise of stock options and warrants and to provide additional shares that could be issued in an acquisition or other form of business combination and to better position the Company for future trading should a transaction be entered into and completed.

The Company believed the Increase in Authorized Shares took effect immediately on the date is was filed. However, after review of the NRS, and the Company’s Articles of Incorporation and Bylaws, it appears that certain procedures were not followed correctly; specifically, the  Bylaws required that any action taken by written consent, as opposed to a meeting of shareholders, required 100% of the vote of the outstanding voting capital entitled to vote on such action.  The Increase in Authorized, while approved by the Company’s Board and majority shareholder was not subject to vote at a shareholder’s meeting.

Accordingly, in an effort to cure the aforementioned procedural defects, we are asking that you validate and ratify the Increase in Authorized Shares.

The Company currently has 87,358,118 shares of Common Stock issued and outstanding and 5,874,132 shares of Common Stock issuable upon conversion or exercise of various of the Company’s securities.  Due to the potential procedural defect in the Authorized Share Increase, it is possible that all shares of Common Stock and securities convertible into shares of Common Stock that were issued in excess of the Original Authorized Share Amount (the “Over-Allotted Issuances”) were not properly authorized.

Resolution of Share Increase Authorization, Issuance and Conversion Defects

NRS Section 78.0296 was enacted and became effective on October 1, 2015.  NRS Section 78.0296provides that any corporate act, including any issuance or purported issuance of stock or other securities, not in compliance, or purportedly not in compliance, with NRS Chapter 78 or a corporation’s articles of incorporation or bylaws in effect at the time of such corporate act may be ratified or validated in accordance with NRS Section 78.0296 .  Accordingly, subject to complying with the requirements of NRS Section 78.0296, the Company can retroactively correct the errors described above that were made in connection with the Increase in Authorized Shares and the Over-Allotted Issuances.

Based on NRS Section 78.0296, we are seeking to correct the above-noted errors with respect to the Increase in Authorized Shares and the Over-Allotted Issuances through ratification and validation of such acts by vote of the Board and a majority of the Company’s shareholders.  NRS Section 78.0296 provides that for purposes of obtaining shareholder approval, the voting power of any shares issued or purportedly issued pursuant to the corporate act being ratified or validated must be disregarded for all purposes.  In other words, for purposes of the ratification and validation we are seeking, we must disregard all Over-Allotted Issuances when determining the total number of our outstanding shares entitled to vote on the ratification and validation of the Increase in Authorized Shares and the Over-Allotted Issuances and the total number of shares that need to be voted in favor of such ratification and validation to make the same effective.  Accordingly, to remove all doubt about shares eligible to vote for the Ratification of Authorized Share Increase and Over-Allotted Issuances, the Company will disregard all votes For the Ratification of Authorized Share Increase and Over-Allotted Issuances that are not the votes of the Company’s Chief Executive Officer and majority shareholder since 2013, Mr. Grant Johnson.  The Company has received a voting agreement whereby Mr. Johnson, representing 57% of the vote, has agreed to vote the FOR the Ratification of Authorized Share Increase and Over-Allotted Issuances.

The Board has unanimously approved such ratification and validation.  The Board believes that such ratification and validation is in the best interests of the Company and our shareholders as a whole because such ratification and validation accomplishes the following objectives: (a) it corrects past procedural mistakes, improves the Company’s corporate governance in a way that affords the Company to the latitude to move forward and conduct business in the ordinary course by pursuing transactions and financings in the best interest of shareholders and (b) it removes any uncertainty as to the validity of the Over-Allotted Issuances and the Company’s capitalization and any shareholder or other corporate actions undertaken in reliance upon the validity of the Increase in Authorized Shares.

Effects of Amendment

The Increase in Authorized Shares will secure the Company with sufficient authorized but unissued Common Stock to permit conversion and exercise of all of its currently outstanding securities. Additionally, the Increase in Authorized Shares will enable us to respond quickly to opportunities to raise capital in public or private offerings. The availability of additional authorized shares will enable our Board of Directors to act with flexibility to issue shares of Common Stock in connection with future financings, strategic acquisitions, debt restructurings or resolutions, equity compensation and incentives to employees and officers, forward stock splits and other favorable opportunities that may arise to enhance our capital structure.

We believe that the Increase in Authorized Shares will provide the Company with sufficient shares of Common Stock to satisfy the Company’s obligations to issue Common Stock, as described herein. Other than as specified above and as permitted or required under outstanding options, warrants and other securities convertible into shares of our Common Stock, the Company has no present arrangements, agreements or understandings for the use of the additional shares proposed by the Increase in Authorized Shares. We reserve the right to seek a further increase in authorized shares, from time to time in the future as appropriate.

The following table summarizes the principal effects of the Increase in Authorized Shares:

	Pre-Increase	Post-Increase
Common Shares
Issued and Outstanding	87,358,118	87,358,118
Authorized	75,000,000	500,000,000

There are currently 87,358,118 shares outstanding and 5,874,132 that are currently convertible or exercisable into shares of the company’s Common Stock.

The additional shares of Common Stock authorized by the Increase in Authorized Shares will have the same privileges as the shares of Common Stock currently authorized and issued. Shareholders do not have preemptive rights under our Articles of Incorporation and will not have such rights with respect to the additional authorized shares of Common Stock. The Increase in Authorized Shares would not affect the terms or rights of holders of existing shares of Common Stock. All outstanding shares of Common Stock will continue to have one vote per share on all matters to be voted on by our shareholders, including the election of directors.

The issuance of any additional shares of Common Stock may, depending on the circumstances under which those shares are issued, reduce shareholders’ equity per share and, unless additional shares are issued to all shareholders on a pro rata basis, will reduce the percentage ownership of Common Stock of existing shareholders. In addition, if our Board of Directors elects to issue additional shares of Common Stock, such issuance could have a dilutive effect on the earnings per share, voting power and shareholdings of current shareholders. We expect, however, to receive consideration for any additional shares of Common Stock issued, thereby reducing or eliminating any adverse economic effect to each shareholder of such dilution.

The Increase in Authorized Shares will not otherwise alter or modify the rights, preferences, privileges or restrictions of the Common Stock.

Potential Anti-takeover effects of the Increase in Authorized Shares

The implementation of the Increase in Authorized Shares will have the effect of increasing the proportion of unissued authorized shares to issued shares. Under certain circumstances this may have an anti-takeover effect. These authorized but unissued shares could be used by the Company to oppose a hostile takeover attempt or to delay or prevent a change of control or changes in or removal of the Board, including a transaction that may be favored by a majority of our shareholders or in which our shareholders might receive a premium for their shares over then-current market prices or benefit in some other manner. For example, without further shareholder approval, the Board could issue and sell shares, thereby diluting the stock ownership of a person seeking to effect a change in the composition of our Board or to propose or complete a tender offer or business combination involving us and potentially strategically placing shares with purchasers who would oppose such a change in the Board or such a transaction.

Although an increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have a potential anti-takeover effect, the proposed amendments to our Articles of Incorporation is not in response to any effort of which we are aware to accumulate the shares of our Common Stock or obtain control of the Company. There are no plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences.

We are currently not engaged in any negotiations or otherwise have no specific plans to use the additional authorized shares for any acquisition, merger or consolidation.

Required Approval

In connection with the above deficiencies, although it believed to be in compliance with its Articles of Incorporation, the Company may have issued shares of its Common Stock in excess of the amount authorized by the Company’s Articles of Incorporation due to procedural defects.  Accordingly, to remove all doubt about shares eligible to ratify the Authorized Share Increase and Over-Allotted Issuances, the Company will disregard all votes For or Against the Ratification of Authorized Share Increase and Over-Allotted Issuances that are not the votes of the Company’s Chief Executive Officer and majority shareholder, Mr. Grant Johnson.  The Company has received a voting agreement whereby Mr. Johnson, representing 57% of the vote, has agreed to vote FOR the Ratification of Authorized Share Increase and Over-Allotted Issuances.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF AUTHORIZED SHARE INCREASE AND ISSUANCES.

ACTION II –

RATIFICATION OF THE AMENDMENTS TO THE COMPANY’S ARTICLES OF INCORPORATION, IN CONNECTION WITH VARIOUS CHANGES TO THE COMPANY’S CORPORATE NAME  FROM VIRTUAL CLOSET, INC. TO DK SINOPHARMA, INC., FROM DK SINOPHARMA, INC. TO VGAMBLING INC., AND FROM VGAMBLING INC. TO ESPORTS ENTERTAINMENT GROUP, INC. (COLLECTIVELY, THE “RATIFICATION OF THE NAME CHANGES”).

History

The Company was incorporated as Virtual Closet, Inc. on July 22, 2008 in the State of Nevada. On May 10, 2010, the Company completed its merger with Dongke Pharmaceuticals Inc., a Delaware company.  In connection with this merger, the Company changed its name from Virtual Closet, Inc. to DK Sinopharma, Inc. to better reflect its business operations.

On May 20, 2013, the Company entered into a Share Exchange Agreement with H&H Arizona Corporation, an Antigua and Barbuda corporation which was in the business of internet gambling. Since this time, the Company’s operations have primarily been in related to internet gambling.  To better reflect its business operations, in May 2013, the company effected a name change to VGambling Inc.

On April 18, 2017, the majority of the shareholders of the Company’s Common Stock voted to approve a change of the name of the Company from VGambling Inc. to Esports Entertainment Group, Inc. FINRA Approved this name change and it took effect May 25, 2017.  The Board believes that the name “Esports Entertainment Group, Inc.” better reflects the Company’s current products and focus.

As previously discussed, the Company’s Bylaws required a unanimous vote of the shareholders to take any actions which required shareholder consent outside of a meeting.  While a majority of the shareholders approved the Name Changes, no meeting was held and such votes were not unanimous.

The Board has determined that it would be appropriate and in the best interests of the Company and its shareholders to ratify and validate the Name Changes, and take any other necessary actions, as appropriate, pursuant to Section 78.0296 of the NRS.

Any corporate act, not in compliance, or purportedly not in compliance, with NRS Chapter 78 or a corporation’s articles of incorporation or bylaws in effect at the time of such corporate act may be ratified or validated in accordance with NRS Chapter 78.0296.  Accordingly, subject to complying with the requirements of NRS Chapter 78.0296, the Company can retroactively correct the errors described above that were made in connection with the Name Changes.

Based on NRS Chapter 78.0296, we are seeking to correct the above-noted errors with respect to the Name Changes through ratification and validation of such acts by vote of the Board and a majority of the Company’s shareholders.  NRS Chapter 78.0296 provides that for purposes of obtaining shareholder approval.

The Board has unanimously approved such ratification and validation, and recommends that our shareholders who are entitled to vote FOR the Ratification of the Name Changes.  The Board believes that such ratification and validation is in the best interests of the Company and our shareholders as a whole because such ratification and validation accomplishes the following objectives: (a) it corrects past procedural mistakes and improves the Company’s corporate governance and (b) it removes any uncertainty as to the validity of the Name Changes and any shareholder or other corporate actions undertaken in reliance upon the validity of the Name Changes.

Upon acceptance for filing by the Nevada Secretary of State, the Required Amendment Filing will be retroactively effective to May 25, 2017.  The Required Amendment Filing, when filed with the Nevada Secretary of State, must be accompanied by a Certificate of Validation, a form of which is attached as Appendix C hereto, indicating that the Required Amendment Filing is being made in connection with a ratification or validation of a corporate act in accordance with NRS Chapter 78.0296 and specifying the effective date and time of the filing, amendment or correction, which may be before the date and time of filing.

If the Proposal is approved by our stockholders, we will file the Required Amendment Filing and the Certificate of Validation with the Nevada Secretary of State promptly following the Corporation’s confirmation of such approval.  In addition, pursuant to NRS Chapter 78.0296, we will provide notice of the approval to each stockholder of record at the time of such approval not later than 10 days after the Proposal is approved by the stockholders as contemplated in this Proxy Statement.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION OF THE NAME CHANGES.

ACTION III

APPROVAL OF THE ADOPTION OF THE ESPORTS ENTERTAINMENT GROUP, INC.

2017 STOCK INCENTIVE PLAN

On August 1, 2017, the Company adopted the 2017 Stock Incentive Plan (the “2017 Plan”) whereby up to 2,500,000 stock options may be issued to employees, officers, and directors of the Company of which the purchase price of the stock options shall not be less than 100% of the fair market value of the Company’s Common Stock and the period for exercising the stock options not exceed 10 years from the date of grant. The option price per share with respect to each option shall be determined by the committee for non-qualified stock options.

The purpose of awards under the 2017 Plan (see Award Types described below) is to encourage and enable selected officers, directors, consultants and key employees upon whose judgment, initiative and effort the Company is largely dependent for the successful conduct of its business, to acquire and retain a proprietary interest in the Company by its ownership of its stock.

Key Terms - The following is a summary of the material features of the 2017 Plan, which is qualified by reference to the full text of the 2017 Plan, which is set forth as Appendix B:

Eligible Participants:

Eligible participants under the 2017 Plan will be such e officers and other employees, directors, consultants and key persons of the Company and any Company subsidiary who are selected from time to time by the Board or committee of the Board authorized to administer the 2017 Plan, as applicable, in its sole discretion.

Shares Authorized:	2,500,000 shares, subject to adjustment only to reflect stock splits and similar events. Shares underlying awards that are forfeited, expire, cancelled or lapse become available for future grants.
Award Types

(1)

Non-qualified and incentive stock option—the right to purchase a certain number of shares of stock, at a certain exercise price, in the future.

(2)

Shares of Common Stock—share award may be conditioned upon continued employment, the passage of time or the achievement of performance objectives.

Award Terms:

Stock options will have a term no longer than ten years. All awards made under the 2017 Plan may be subject to vesting and other contingencies as determined by the Board or committee designated by the Board and may be evidenced by agreements which set forth the terms and conditions of each award. The Board or a committee designated by the Board, in its discretion, may accelerate or extend the period for the exercise or vesting of any awards.

Transferability –Common Stock and stock options, prior to their exercise, and the shares issuable upon exercise of such awards granted under the 2017 Plan generally are not transferable except by will or the laws of descent and distribution.

Administration - The Board will initially administer the 2017 Plan. The Board, in the future, may appoint the Compensation Committee of the Board (the “Compensation Committee”) to administer the 2017 Plan at such time as the directors comprising the Compensation Committee are prepared to administer the 2017 Plan.

Amendments - The Board may, at any time, suspend or terminate the 2017 Plan or revise or amend it in any respect whatsoever; provided, however, that shareholder approval shall be required if and to the extent required by Exchange Act Rule 16b-3 or by any comparable or successor exemption under which the Board believes it is appropriate for the 2017 Plan to qualify, or but may not, without the approval of a majority of those holders of the Company's Common Stock voting in person or by proxy, make any alteration or amendment thereof which operates to make any material change in the class of eligible or any applicable rule or listing standard of any stock exchange, automated quotation system or similar organization. Nothing in the 2017 Plan restricts the Board’s ability to exercise its discretionary authority to administer the 2017 Plan, which discretion may be exercised without amendment to the 2017 Plan.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ADOPTION OF THE ESPORTS ENTERTAINMENT GROUP, INC. 2017 STOCK INCENTIVE PLAN.

ACTION IV

PROPOSAL TO AMEND AND RESTATE OUR ARTICLES OF INCORPORATION

Our current Articles of Incorporation do not currently include certain provisions that are commonly included in charters for public companies incorporated in Nevada, such as the ability to take action by a majority written consent of the shareholders in lieu of a meeting of the shareholders. Additionally, our Articles of Incorporation do not include the designation of blank check preferred stock and our Board wishes to provide for such class of securities in the Articles of Incorporation to allow the Board the flexibility to pursue transactions that may require the issuance of preferred stock without having to go back to the shareholders and cause delays that could derail those transactions.

On February 28, 2019, our board of directors approved the amendment and restatement of our Articles of Incorporation to make the changes described below. Pursuant to the NRS, the amendment and restatement of our Articles of Incorporation is required to be approved by a majority of the holders of a majority of our issued and outstanding voting securities, and pursuant to our current Articles of Incorporation, this action must be taken at a general or special meeting of the Company’s shareholders.

Text of the Amended and Restated Articles

The full text of the proposed Amended and Restated Articles of Incorporation, which we refer to herein as the Amended and Restated Articles, is set forth in Appendix B to this proxy statement. This general description of the Amended and Restated Articles is qualified in its entirety by reference to the full text of the proposed Amended and Restated Articles.

Limitation of Liability and Indemnification

The proposed Amended and Restated Articles will contain provisions for limiting liability of our directors and officers under certain circumstances and for requiring indemnification of directors, officers and certain other persons, to the maximum extent permitted by the NRS. The inclusion of these provisions could operate to the potential disadvantage of our shareholders. For example, their inclusion may have the effect of reducing the likelihood of our recovering monetary damages from directors and officers as a result of derivative litigation against directors for breach of their duty of care, even though such an action, if successful, might otherwise have benefited us and our shareholders. In addition, as a result of the limitation of liability provision, our shareholders would forego potential causes of action for breach of duty of care involving grossly negligent business decisions, including those relating to attempts to a change control.

Our current Bylaws include provisions allowing us to indemnify our directors, officers and certain other persons in certain circumstances. However, our Bylaws may be amended by the vote of either our board of directors or our shareholders. If we adopt these provisions in our Amended and Restated Articles, these provisions may only be amended by the vote of both the board of directors and our shareholders. Therefore, the future amendment of such provisions as part of our Articles of Incorporation will be more difficult to achieve.

Further, under the proposed Amended and Restated Articles with respect to the limitation of liability of our directors and officers or indemnification of our directors, officers and such other persons, neither any amendment or repeal of these provisions nor the adoption of any inconsistent provision of our Articles of Incorporation, will adversely affect any right or protection of a director or officer existing prior to the date when such repeal or modification becomes effective.

The Amended and Restated Articles include provisions for limiting liability of our directors and officers under certain circumstances and for requiring us to indemnify directors, officers and certain other persons, to the maximum extent permitted by applicable Nevada law, including that:

“[T]o the fullest extent permitted by applicable law, the officers and directors of the Corporation shall not be personally liable to the Corporation or its shareholders for damages for breach of fiduciary duty as a director or officer; provided, however, this limitation on personal liability shall not apply to acts or omissions which involve intentional misconduct, fraud, knowing violation of law, or unlawful distribution prohibited by Section 78.300 of the Nevada Revised Statutes.”

The members of our Board of Directors and our officers have a personal interest in seeing that the limitation on liability and indemnification provisions are included as a part of the proposed Amended and Restated Articles.

Limitation of Liability of Directors and Officers

Article IX of the proposed Amended and Restated Articles limits the liability of our directors and officers under certain circumstances. Article IX provides that no director or officer shall be liable to us or our shareholders for any damages for breach of fiduciary duty as a director or officer, provided that the foregoing clause shall not apply to acts or omissions involving intentional misconduct, fraud or a knowing violation of the law or, unlawful distribution in violation of the NRS. If the NRS are amended to authorize the further elimination or limitation of the liability of a director or officer, then the liability of a director or officer to us will be limited to the fullest extent permitted by such amendments.

Indemnification of Directors, Officers and Certain Other Persons

Article IX of the proposed Amended and Restated Articles of Incorporation will require us to indemnify our directors, officers and such other persons to the fullest extent permitted under Nevada law. Our current Bylaws include provisions for the indemnification of our directors, officers and certain other persons, to the fullest extent permitted by applicable Nevada law.

Section 78.7502 of the NRS permits a corporation to indemnify its directors, officers and certain other persons, as follows:

1. A corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with the action, suit or proceeding if the person:

(a) Is not liable pursuant to NRS 78.138; or

(b) Acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful.

The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person is liable pursuant to NRS 78.138 or did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, or that, with respect to any criminal action or proceeding, he or she had reasonable cause to believe that the conduct was unlawful.

2. A corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and attorneys’ fees actually and reasonably incurred by the person in connection with the defense or settlement of the action or suit if the person:

(a) Is not liable pursuant to NRS 78.138; or

(b) Acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation.

Indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

3. To the extent that a director, officer, employee or agent of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections 1 and 2, or in defense of any claim, issue or matter therein, the corporation shall indemnify him or her against expenses, including attorneys’ fees, actually and reasonably incurred by him or her in connection with the defense.

In addition, Section 78.751 of the NRS permits a corporation to indemnify its directors, officers and certain other persons, as follows:

1. Any discretionary indemnification pursuant to NRS 78.7502, unless ordered by a court or advanced pursuant to subsection 2, may be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances. The determination must be made:

(a) By the shareholders;

(b) By the board of directors by majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding;

(c) If a majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding so orders, by independent legal counsel in a written opinion; or

(d) If a quorum consisting of directors who were not parties to the action, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion.

2. The articles of incorporation, the bylaws or an agreement made by the corporation may provide that the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that the director or officer is not entitled to be indemnified by the corporation. The provisions of this subsection do not affect any rights to advancement of expenses to which corporate personnel other than directors or officers may be entitled under any contract or otherwise by law.

3. The indemnification pursuant to NRS 78.7502 and advancement of expenses authorized in or ordered by a court pursuant to this section:

(a) Does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the articles of incorporation or any bylaw, agreement, vote of shareholders or disinterested directors or otherwise, for either an action in the person’s official capacity or an action in another capacity while holding office, except that indemnification, unless ordered by a court pursuant to NRS 78.7502 or for the advancement of expenses made pursuant to subsection 2, may not be made to or on behalf of any director or officer if a final adjudication establishes that the director’s or officer’s acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and was material to the cause of action. A right to indemnification or to advancement of expenses arising under a provision of the articles of incorporation or any bylaw is not eliminated or impaired by an amendment to such provision after the occurrence of the act or omission that is the subject of the civil, criminal, administrative or investigative action, suit or proceeding for which indemnification or advancement of expenses is sought, unless the provision in effect at the time of such act or omission explicitly authorizes such elimination or impairment after such action or omission has occurred.

(b) Continues for a person who has ceased to be a director, officer, employee or agent and inures to the benefit of the heirs, executors and administrators of such a person.

Effect of Future Amendments to or Repeal of Articles of Incorporation

Under the proposed Amended and Restated Articles with respect to the limitation of liability of our directors and officers or indemnification of our directors, officers and certain other persons, any repeal or modification of the foregoing provisions will not adversely affect any right or protection of a director existing at the time of such repeal or modification.

Summary of Other Changes

The most significant changes that would result from the adoption of the Amended and Restated Articles, and the reasons our Board is recommending such changes are set forth below.

Corporate Purpose.   Although not required under the NRS, corporations generally list a business purpose in their charters. Our board of directors believes that the Amended and Restated Articles should clarify that we may engage in any lawful activity for which a corporation may be organized under the NRS.

Inclusion of and Description of Blank Check Preferred Authority.   Our current Articles of Incorporation does not grant our board of directors the authority to issue shares of “blank check” preferred stock in one or more series. Further, it does not authorize our board of directors to fix the number of shares of any series of preferred stock, to determine the designation of any such shares and to determine or alter the rights, preferences, privileges, qualifications, limitations and restrictions of such series, and to increase or decrease the number of shares of any such series subsequent to the issuance of shares of that series (but not below the number of shares in such series then outstanding).

It is common practice for corporations to include more detailed descriptions of the terms of blank check preferred stock that may be fixed by their boards of directors. Our Board believes the Amended and Restated Articles should include a series of stock that is designated as “blank check preferred” the terms of which may be fixed by the Board in its discretion, including voting rights, dividends, redemption provisions, sinking fund provisions, rights upon liquidation, the ability to convert into other securities, and other rights, qualifications, limitations or restrictions as the Board deems advisable and not inconsistent with the Amended and Restated Articles or the NRS.

The Board and the holder of 57% of the issued and outstanding shares of our Common Stock have determined that having “blank check” preferred stock would facilitate corporate financing and other plans of the Company, which are intended to foster its growth and flexibility.  After the effective date of the Amended and Restated Articles, the blank check preferred stock could be issued by the Board without further shareholder approval, in one or more series, and with such dividend rates and rights, liquidation preferences, voting rights, conversion rights, rights and terms of redemption and other rights, preferences, and privileges as determined by the Board. That is the reason the preferred stock is referred to as “blank check preferred stock.” The Board believes that the complexity of modern business financing and possible future transactions require greater flexibility in the Company's capital structure than currently exists. The Board is permitted to issue preferred stock from time to time for any proper corporate purpose, including acquisitions of other businesses or properties and the raising of additional capital. Shares of preferred stock could be issued publicly or privately, in one or more series that could rank senior to our Common Stock with respect to dividends and liquidation rights.

There are no present plans, understandings or agreements for, and the Company is not engaged in any negotiations that will involve the issuance of preferred stock.

Even though not intended by the Board, the possible overall effect of the existence of preferred stock on the holders of Common Stock may include the dilution of their ownership interests in the Company, the continuation of the current management of Company, prevention of mergers with or business combinations by the Company and the discouragement of possible tender offers for shares of Common Stock. Upon the conversion into Common Stock of shares of the Company preferred stock issued with conversion rights, if any, the Common Stock holders’ voting power and percentage ownership of the Company would be diluted and such issuances could have an adverse effect on the market price of the Common Stock. Additionally, the issuance of shares of preferred stock with certain rights, preferences and privileges senior to those held by the Common Stock could diminish the Common Stock holders’ rights to receive dividends if declared by the Board and to receive payments upon the liquidation of the Company.

If shares of preferred stock are issued, approval by holders of such shares, voting as a separate class, could be required prior to certain mergers with or business combinations by the Company. These factors could discourage attempts to purchase control of the Company even if such change in control may be beneficial to the Common Stock holders. Moreover, the issuance of the preferred stock having general voting rights together with the Common Stock to persons friendly to the Board could make it more difficult to remove incumbent management and directors from office even if such changes would be favorable to shareholders generally.

If shares of preferred stock are issued with conversion rights, the attractiveness of the Company to a potential tender offeror for the Common Stock may be diminished. The purchase of the additional shares of Common Stock or preferred stock necessary to gain control of the Company may increase the cost to a potential tender offeror and prevent the tender offer from being made even though such offer may have been desirable to many of the Common Stock holders.

The ability of the Board, without any additional shareholder approval, to issue shares of preferred stock with such rights, preferences, privileges and restrictions as determined by the Board could be employed as an anti-takeover device. The amendment is not presently intended for that purpose and is not proposed in response to any specific takeover threat known to the Board. Furthermore, this proposal is not part of any plan by the Board to adopt anti-takeover devices and the Board currently has no present intention of proposing anti-takeover measures in the near future. In addition, any such issuance of preferred stock in the takeover context would be subject to compliance by the Board with applicable principles of fiduciary duty.

The Board believes that the financial flexibility offered by the preferred stock outweighs any of its disadvantages. To the extent the proposal may have anti-takeover effects, the proposal may encourage persons seeking to acquire the Company to negotiate directly with the Board, enabling the Board to consider the proposed transaction in a non-disruptive atmosphere and to discharge effectively its obligation to act on the proposed transaction in a manner that best serves all the shareholders' interests. It is also the Board's view that the existence of preferred stock should not discourage anyone from proposing a merger or other transaction at a price reflective of the true value of the Company and which is in the interests of its shareholders.

Amendment of Charter.   Consistent with the NRS, the Amended and Restated Articles clarify that all rights, preferences and privileges of shareholders, directors and other persons conferred by our Articles of Incorporation are subject to our right to amend, alter, change or repeal any provision in the Articles of Incorporation and add or insert any other provision authorized by the NRS. Additionally, the right of shareholders to amend the Company’s Amended and Restated Articles by a written consent in lieu of a meeting has been added.

Perpetual Existence. The Amended and Restated Articles also add a provision to clarify that Esports Entertainment Group, Inc. has a perpetual existence, consistent with common practice.

Effect of the Amendment

If the shareholders approve the Amended and Restated Articles, the Amended and Restated Articles will become effective on the date they are filed with the Secretary of State of the State of Nevada, or such later date as is specified in the filing. We expect the Amended and Restated Articles to become effective as soon as practicable following the Meeting.

Vote Required

The affirmative vote of the majority of the outstanding shares of Common Stock entitled to vote on such amendment and restatement is required for the approval of the proposed amendment and restatement of our Articles of Incorporation.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE PROPOSED AMENDED AND RESTATED OF OUR ARTICLES OF INCORPORATION. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED “FOR” THE APPROVAL OF THE PROPOSED AMENDMENT AND RESTATEMENT UNLESS INSTRUCTIONS TO THE CONTRARY ARE GIVEN.

GENERAL

The accompanying proxy is solicited by and on behalf of our Board of Directors, whose Notice of Meeting is attached to this proxy statement, and the entire cost of such solicitation will be borne by us. Our officers and selected employees may solicit proxies from shareholders. In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries. We will reimburse such persons for their reasonable expenses in connection therewith

Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

SHAREHOLDERS’ PROPOSALS

Pursuant to our Bylaws, our shareholders may propose business to be brought at the Meeting.

HOUSEHOLDING OF SPECIAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one (1) copy of our proxy statement may have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of our proxy statement to you if you call or write us at the following address or phone number: Esports Entertainment Group, Inc., 170 Pater House, Psaila Street, Birkirkara, Malta, BKR 9077, 268-562-9111. If you want to receive separate copies of the proxy statement (and any other documents sent therewith) in the future or if you are receiving multiple copies and would like to receive only one (1) copy for your household, you should contact your bank, broker, or other nominee record holders, or you may contact us at the above address and phone number.

OTHER MATTERS

Our board is not aware of any matter to be presented for action at the Meeting other than the matters referred to above and does not intend to bring any other matters before the Meeting. However, if other matters should come before the Meeting, it is intended that holders of the proxies will vote thereon in their discretion.

WE WILL FURNISH, WITHOUT CHARGE, A COPY OF OUR SEC REPORTS TO EACH OF OUR SHAREHOLDERS OF RECORD ON THE RECORD DATE AND TO EACH BENEFICIAL SHAREHOLDER ON THAT DATE UPON WRITTEN REQUEST MADE TO OUR SECRETARY. A REASONABLE FEE WILL BE CHARGED FOR COPIES OF REQUESTED EXHIBITS.

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

This Information Statement should be read in conjunction with certain reports that we previously filed with the SEC. The Company files reports and other information including annual and quarterly reports on Form 10-K and 10-Q with the SEC. Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the SEC at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the SEC, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The SEC maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System (also known as “EDGAR”). Copies of such filings may also be obtained by writing to the Company at 170 Pater House, Psaila Street, Birkirkara, Malta, BKR 9077.

FORWARD-LOOKING STATEMENTS

This Information Statement and the documents to which we refer you in this Information Statement may contain forward-looking statements that involve numerous risks and uncertainties which may be difficult to predict. The statements contained in this Information Statement that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act, including, without limitation, the management of the Company and the Company’s expectations, beliefs, strategies, objectives, plans, intentions and similar matters. All forward-looking statements included in this Information Statement are based on information available to the Company on the date hereof. In some cases, you can identify forward-looking statements by terminology such as “may,” “can,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “predicts,” “potential,” “targets,” “goals,” “projects,” “outlook,” “continue,” “preliminary,” “guidance,” or variations of such words, similar expressions, or the negative of these terms or other comparable terminology.

Forward-looking statements involve a number of risks and uncertainties, and actual results or events may differ materially from those projected or implied in those statements.

We caution against placing undue reliance on forward-looking statements, which contemplate our current beliefs and are based on information currently available to us as of the date a particular forward-looking statement is made. Any and all such forward-looking statements are as of the date of this Information Statement. We undertake no obligation to revise such forward-looking statements to accommodate future events, changes in circumstances, or changes in beliefs, except as required by law. In the event that we do update any forward-looking statements, no inference should be made that we will make additional updates with respect to that particular forward-looking statement, related matters, or any other forward-looking statements. Any corrections or revisions and other important assumptions and factors that could cause actual results to differ materially from forward-looking statements may appear in the Company’s public filings with the SEC, which are available to the public at the SEC’s website at www.sec.gov. For additional information, please see the section titled “Where You Can Obtain Additional Information” above.

PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE OR VOTE VIA TELEPHONE OR THE INTERNET. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

By Order of the Board of Directors

March 25, 2019	/s/ Grant Johnson
Grant Johnson
Chief Executive Officer

Appendix A

ESPORTS ENTERTAINMENT GROUP, INC.

2017 STOCK INCENTIVE PLAN

1.

Purpose. This is intended to advance the interests of Esports Entertainment Group, Inc. (the "Company") and its shareholders, by encouraging and enabling selected officers, directors, consultants and key employees upon whose judgment, initiative and effort the Company is largely dependent for the successful conduct of its business, to acquire and retain a proprietary interest in the Company by ownership of its stock.

2.

Definitions.

(a)

"Board" means the Board of Directors of the Company.

(b)

"Bonus Shares" shall mean the shares of Common Stock of the Company issued to a Recipient pursuant to this Plan.

(c)

"Committee" means the directors duly appointed to administer the Plan.

(d)

"Common Stock" means the Company's Common Stock.

(e)

"Date of Grant" means the date on which an Option or Stock Bonus is granted under the Plan.

(f)

"Option" means an Option granted under the Plan.

(g)

"Optionee" means a person to whom an Option, which has not expired, has been granted under the Plan.

(h)

"Recipient" shall mean any individual rendering services for the Company to whom shares are granted pursuant to this Plan.

(i)

"Successor" means the legal representative of the estate of a deceased Optionee or the person or persons who acquire the right to exercise an Option by bequest or inheritance or by reason of the death of any Optionee.

3.

Administration of Plan. The Plan shall be administered by the Company's Board of Directors or in the alternative, by a committee of two or more directors appointed by the Board (the "Committee"). If a Committee should be appointed, the Committee shall report all action taken by it to the Board. The Committee shall have full and final authority in its discretion, subject to the provisions of the Plan, to determine the individuals to whom and the number of Options or Bonus Shares which will be granted; to construe and interpret the Plan; to establish any vesting provisions for Options or Bonus Shares, to determine the terms and provisions of each Option (which need not be identical), including, but without limitation, terms covering the payment of the Option Price; and to make all other determinations and take all other actions deemed necessary or advisable for the proper administration of the Plan. For purposes of this Plan, vesting means the period during which the Recipient must remain an employee, provide services for the Company or otherwise satisfy any other conditions specified by the Committee at the time of the grant of the Bonus Shares. All such actions and determinations shall be conclusively binding for all purposes and upon all persons.

4.

Common Stock Subject to Plan. The aggregate number of shares of the Company's Common Stock which may be issued pursuant to the Plan shall not exceed 2,500,000 (Two Million Five Hundred Thousand) of which any number may be used for Incentive Stock Options, Non-Qualified Stock Options or Stock Bonuses. The shares of Common Stock to be issued pursuant to the Plan may be authorized but unissued shares, shares issued and reacquired by the Company or shares bought on the market for the purposes of the Plan. In the event any Option shall, for any reason, terminate or expire or be surrendered without having been exercised in full, the shares subject to such Option but not purchased thereunder shall again be available for Options to be granted under the Plan. In the event any Bonus Shares shall be cancelled, due to any forfeiture or vesting provisions, the Bonus Shares subject to such grant shall again be available for issuance under the Plan.

5.

Incentive Stock Options.

(a)

Participants. Options will be granted only to persons who are employees of the Company or subsidiaries of the Company and only in connection with any such person's employment. The term "employees" shall include officers as well as other employees, and the officers and other employees who are directors of the Company. The Committee will determine the employees to be granted options and the number of shares subject to each option.

(b)

Option Price. The purchase price of each option shall not be less than 100% of the fair market value of the Company's Common Stock at the time of the granting of the option provided, however, if the Optionee, at the time the option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, the purchase price of the option shall not be less than 110% of the fair market value of the stock at the time of the granting of the option.

(c)

Period of Option. The maximum period for exercising an option shall be 10 years from the date upon which the option is granted, provided, however, if the Optionee, at the time the option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, the maximum period for exercising an option shall be five years from the date upon which the option is granted and provided further, however, that these periods may be shortened in accordance with the provisions of Paragraph 7 below.

Subject to the foregoing, the period during which each option may be exercised, and the expiration date of each Option shall be fixed by the Committee.

If an Optionee shall cease to be employed by the Company due to disability, as defined in Section 22(e)(3) of the Code, he may, but only within the one year next succeeding such cessation of employment, exercise his option to the extent that he was entitled to exercise it on the date of such cessation. The Plan will not confer upon any Optionee any right with respect to continuance of employment by the Company, nor will it interfere in any way with his right, or his employer's right, to terminate his employment at any time.

(d)

Vesting of Shareholder Rights. Neither an Optionee nor his successor shall have any rights as a shareholder of the Company until the certificates evidencing the shares purchased are properly delivered to such Optionee or his successor.

(e)

Exercise of Option. Each Option shall be exercisable from time to time during a period (or periods) determined by the Committee and ending upon the expiration or termination of the Option; provided, however, the Committee may, by the provisions of any Option Agreement, limit the number of shares purchasable thereunder in any period or periods of time during which the Option is exercisable. An Option shall not be exercisable in whole or in part prior to the date of shareholder approval of the Plan.

(f)

Nontransferability of Option. No Option shall be transferable or assignable by an Optionee, otherwise than by will or the laws of descent and distribution and each Option shall be exercisable, during the Optionee's lifetime, only by him. No Option shall be pledged or hypothecated in any way and no Option shall be subject to execution, attachment, or similar process except with the express consent of the Committee.

(g)

Death of Optionee. In the event of the death of an Optionee while in the employ of the Company, the option theretofore granted to him shall be exercisable only within the three months succeeding such death and then only (i) by the person or persons to whom the Optionee's rights under the option shall pass by the Optionee's will or by the laws of descent and distribution, and (ii) if and to the extent that he was entitled to exercise the option at the date of his death.

(h)

Assumed Options. In connection with any transaction to which Section 424(a) of the Code is applicable, options may be granted pursuant hereto in substitution of existing options or existing options may be assumed as prescribed by that Section and any regulations issued thereunder. Notwithstanding anything to the contrary contained in this Plan, options granted pursuant to this Paragraph shall be at prices and shall contain such terms, provisions, and conditions as may be determined by the Committee and shall include such provisions and conditions as may be necessary to meet the requirements of Section 424(a) of the Code.

(i). Certain Dispositions of Shares. Any options granted pursuant to this Plan shall be conditioned such that if, within the earlier of (i) the two-year period beginning on the date of grant of an option or (ii) the one-year period beginning on the date after which any share of stock is transferred to an individual pursuant to his exercise of an option, such an individual makes a disposition of such share of stock by way of sale, exchange, gift, transfer of legal title, or otherwise, such individual shall promptly report such disposition to the Company in writing and shall furnish to the Company such details concerning such disposition as the Company may reasonably request.

6.

Non-Qualified Stock Options.

(a)

Participants. Options may be granted under the Plan to employees, directors and officers, and consultants or advisors to the Company (or the Company's subsidiaries), provided however that bona fide services shall be rendered by such consultants or advisors and such services must not be in connection with the offer or sale of securities in a capital-raising transaction.

(b)

Option Price. The Option Price per share with respect to each Option shall be determined by the Committee.

(c)

Period of Option. The period during which each option may be exercised, and the expiration date of each Option shall be fixed by the Committee, but, notwithstanding any provision of the Plan to the contrary, such expiration date shall not be more than ten years from the date of Grant.

(d)

Vesting of Shareholder Rights. Neither an Optionee nor his successor shall have any rights as a shareholder of the Company until the certificates evidencing the shares purchased are properly delivered to such Optionee or his successor.

(e)

Exercise of Option. Each Option shall be exercisable from time to time during a period (or periods) determined by the Committee and ending upon the expiration or termination of the Option; provided, however, the Committee may, by the provisions of any Option Agreement, limit the number of shares purchasable thereunder in any period or periods of time during which the Option is exercisable.

(f)

Nontransferabiltiv of Option. No Option shall be transferable or assignable by an Optionee, otherwise than by will or the laws of descent and distribution and each Option shall be exercisable, during the Optionee's lifetime, only by him. No Option shall be pledged or hypothecated in any way and no Option shall be subject to execution, attachment, or similar process except with the express consent of the Committee.

(g)

Death of Optionee. In the event of the death of an Optionee, an option theretofore granted to the Optionee shall be exercisable only (i) by the person or persons to whom the Optionee's rights under the option shall pass by the Optionee' s will or by the laws of descent and distribution; and (ii) if and only to the extent that the Optionee was entitled to exercise the option at the date of death.

7.

Stock Bonus Awards.

(a)

Participants. Bonus Shares may be granted under the Plan to the Company's (or the Company's subsidiaries) employees, directors and officers, and consultants or advisors to the Company (or its subsidiaries), provided however that bona fide services shall be rendered by such consultants or advisors and such services must not be in connection with the offer or sale of securities in a capital-raising transaction.

(b)

Grants. The Committee, in its sole discretion, is empowered to grant to an eligible Participant a number of Bonus Shares as it shall determine from time to time. Each grant of these Bonus Shares shall become vested according to a schedule to be established by the Committee directors at the time of the grant.

8.

Reclassification, Consolidation, or Merger. In the event the shares of Common Stock of the Company should, as a result of a stock split or stock dividend, or combination of shares or any other change, or exchange for other securities by reclassification, reorganization, merger, consolidation, recapitalization or otherwise, be increased or decreased or changed into or exchanged for, a different number or kind of shares of stock or other securities of the Company or of another corporation, the number of shares then remaining in the Plan shall be appropriately adjusted to reflect such action, and the number of shares subject to any Option and the Option exercise  price per share shall be proportionately adjusted by the Committee, whose determination shall be conclusive. If the Corporation is reorganized or consolidated or merged with another corporation, an Optionee granted an Option hereunder shall be entitled to receive Options covering shares of such reorganized, consolidated, or merged company in the same proportion, at an equivalent price, and subject to the same conditions. The new Option or assumption of the old Option shall not give Optionee additional benefits which he did not have under the old Option, or deprive him of benefits which he had under the old Option.

9.

Restrictions on Issuing Shares. The exercise of each Option or the grant of any Bonus Shares shall be subject to the condition that if at any time the Company shall determine in its discretion that the satisfaction of withholding tax or other withholding liabilities, or that the listing, registration, or qualification of any shares otherwise deliverable upon any securities exchange or under any state or federal law, or that the consent or approval of any regulatory body, is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares, then in any such event, such exercise or grant shall not be effective unless such withholding, listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

Unless the shares of stock covered by the Plan have been registered with the Securities and Exchange Commission pursuant to Section 5 of the Securities Act of 1933, each Optionee or Recipient shall, represent and agree, for himself and his transferees by will or the laws of descent and distribution, that all shares of stock purchased upon the exercise of the Option or received as Bonus Shares will be acquired for investment and not for resale or distribution. Upon the exercise of option, the person entitled to exercise the same shall, upon request of the Company, furnish evidence satisfactory to the Company (including a written and signed representation) to the effect that the shares of stock are being acquired in good faith for investment and not for resale or distribution. Furthermore, the Company may, if it deems appropriate, affix a legend to certificates representing shares of stock pursuant to the Plan indicating that such shares have not been registered with the Securities and Exchange Commission and may so notify the Company's transfer agent. Such shares may be disposed of by an Optionee in the following manner only: (1) pursuant to an effective registration statement covering such resale or reoffer, (2) pursuant to an applicable exemption from registration as indicated in a written opinion of counsel acceptable to the Company, or (3) in a transaction that meets all the requirements of Rule 144 of the Securities and Exchange Commission. If shares of stock covered by the Plan have been registered with the Securities and Exchange Commission, no such restrictions on resale shall apply, except in the case of Optionees or Recipients who are directors, officers, or principal shareholders of the Company. Such persons may dispose of shares only by one of the three aforesaid methods.

10.

Amendment, Suspension, and Termination of Plan. The Board of Directors may alter, suspend, or discontinue the Plan, but may not, without the approval of a majority of those holders of the Company's Common Stock voting in person or by proxy, make any alteration or amendment thereof which operates to make any material change in the class of eligible employees, extend the term of the Plan or the maximum option periods provided, decrease the minimum option price provided, except as provided Section 8, or materially increase the benefits accruing to employees participating under this Plan.

Unless the Plan shall theretofore have been terminated by the Board, the Plan shall terminate ten years after the adoption of the Plan. No Option or Bonus Shares may be granted during any suspension or after the termination of the Plan. No amendment, suspension, or termination of the Plan shall, without an Optionee's consent, alter or impair any of the rights or obligations under any Option theretofore granted to such Optionee under the Plan.

11.

 Limitations. Every right of action by any person receiving options pursuant to this Plan against any past, present or future member of the Board, or any officer or employee of the Company arising out of or in connection with this Plan shall, irrespective of the place where such action may be brought and irrespective of the place of residence of any such director, officer or employee cease and be barred by the expiration of one year from the date of the act or omission in respect of which such right of action arises.

12.

 Governing Law. The Plan shall be governed by the laws of the State of Nevada.

13.

Expenses of Administration. All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Company.

Appendix B

FORM OF

AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF ESPORTS ENTERTAINMENT GROUP, INC.

ARTICLE I

NAME OF CORPORATION

The name of the Corporation is Esports Entertainment Group, Inc.

ARTICLE II

REGISTERED OFFICE AND RESIDENT AGENT

The address of the Corporation’s registered office in the state of Nevada is 1112 North Curry Street, Carson City, Nevada 89703 and the Corporation’s resident agent at such address is State Agent and Transfer Syndicate, Inc.

ARTICLE III

DURATION

The Corporation shall have perpetual existence.

ARTICLE IV

PURPOSE

The purpose of the Corporation is to engage in any activity within the purposes for which corporations may be incorporated and organized under Chapter 78 of the Nevada Revised Statutes, and to do all other things incidental thereto which are not forbidden by law or by these Articles of Incorporation.

ARTICLE V

POWERS

The Corporation has been formed pursuant to Chapter 78 of the Nevada Revised Statutes. The powers of the Corporation shall be those powers granted under the Nevada Revised Statues, including Sections 78.060 and 78.070 thereof. In addition, the Corporation shall have the following specific powers:

(a) to elect or appoint officers and agents of the Corporation and to fix their compensation; (b) to act as an agent for any individual, association, partnership, corporation or other legal entity; (c) to receive, acquire, hold, exercise rights arising out of the ownership or possession of, sell, or otherwise dispose of, shares or other interests in, or obligations of, individuals, associations, partnerships, corporations, governments or other legal entities; (d) to receive, acquire, hold, pledge, transfer, or otherwise dispose of shares of the Corporation in accordance with Chapter 78 of the Nevada Revised Statutes; and (e) to make gifts or contributions for the public welfare or for charitable, scientific or educational purposes.

ARTICLE VI

CAPITAL STOCK

A. CLASSES OF STOCK

The Corporation is authorized to issue two classes of stock to be designated, respectively, Common Stock and blank check preferred stock. The total number of shares which the Corporation is authorized to issue is 510,000,000 shares. 500,000,000 shares shall be Common Stock, par value of $0.001 per share (the “Common Stock”). 10,000,000 shares shall be blank check preferred stock, par value of $0.001 per share (the “Preferred Stock” or “Blank Check Preferred Stock”).

B. ISSUANCE OF PREFERRED STOCK

The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby expressly authorized to provide for the issue of all or any of the shares of the Blank Check Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designation, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such shares and as may be permitted by the Nevada Revised Statutes.  The Board of Directors is also expressly authorized to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

C. RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS OF COMMON STOCK.

1. Dividend Rights. Subject to the prior or equal rights of holders of all classes of stock at the time outstanding having prior or equal rights as to dividends, the holders of the Common Stock shall be entitled to receive, when and as declared by the Board of Directors, out of any assets of the Corporation legally available therefor, such dividends as may be declared from time to time by the Board of Directors.

2. Voting Rights. Each holder of the Common Stock shall be entitled to one vote for each share of Common Stock standing in his, her or its name on the books of the Corporation.

3. Stock Rights and Options. The Corporation shall have the power to create and issue rights, warrants or options entitling the holders thereof to purchase from the Corporation any shares of its capital stock of any class or classes, upon such terms and conditions and at such time and prices as the board of directors or a committee thereof may approve, which terms and conditions shall be incorporated in an instrument or instruments evidencing such rights, warrants or options. In the absence of fraud, the judgment of the board of directors or a committee thereof as to the adequacy of consideration for the issuance of such rights, warrants or options and the sufficiency thereof shall be conclusive.

ARTICLE VII

PLACE OF MEETINGS; CORPORATE BOOKS

Subject to the laws of the State of Nevada, the shareholders and the directors shall have power to hold their meetings and to maintain the books of the Corporation outside the state of Nevada, at such place or places as may from time to time be designated in the Corporation’s Bylaws or by appropriate resolution.

ARTICLE VIII

AMENDMENT OF ARTICLES

The provisions of these Articles of Incorporation may be amended, altered or repealed from time to time to the extent and in the manner prescribed by the laws of the state of Nevada, and additional provisions authorized by such laws as are then in force may be added. All rights herein conferred on the directors, officers and shareholders are granted subject to this reservation.

ARTICLE IX

LIMITED LIABILITY OF OFFICERS AND DIRECTORS

To the fullest extent permitted by applicable law, the officers and directors of the Corporation shall not be personally liable to the Corporation or its shareholders for damages for breach of fiduciary duty as a director or officer; provided, however, this limitation on personal liability shall not apply to acts or omissions which involve intentional misconduct, fraud, knowing violation of law, or unlawful distribution prohibited by Section 78.300 of the Nevada Revised Statutes.

Appendix C

ESPORTS ENTERTAINMENT GROUP INC.

CERTIFICATE OF VALIDATION

________ __, 2019

This Certificate of Validation (this “Certificate”) is filed on behalf of ESPORTS ENTERTAINMENT GROUP, INC., a Nevada corporation (the “Corporation”), pursuant to NRS Section 78.0296, which provides that, if a corporate act ratified or validated pursuant to NRS Section 78.0296 would have required any filing with the Nevada Secretary of State pursuant to NRS Chapter 78, or if such ratification or validation would cause any such filing to be inaccurate or incomplete in any material respect, then the corporation shall make, amend or correct each such filing in accordance with NRS Chapter 78 (including NRS Section 78.0296), and that any such filing, amendment or correction must be accompanied by a certificate of validation indicating that the filing, amendment or correction is being made in connection with a ratification or validation of a corporate act in accordance with NRS Section 78.0296 and specifying the effective date and time of the filing, amendment or correction, which may be before the date and time of filing.

I, [_________________], [_______________] of the Corporation, hereby certify on behalf of the Corporation as follows:

1. This Certificate accompanies, and has been appended to, those certain Amended and Restated Articles of Incorporation of the Corporation (the “Articles”), which are being concurrently filed on the date hereof with the Nevada Secretary of State in accordance with NRS Chapter 78.

2. The Articles are a filing, amendment or correction being made in connection with a ratification or validation of a corporate act in accordance with NRS Section 78.0296.  Such ratification or validation was adopted and approved by unanimous written consent of the Corporation’s board of directors at a duly called teleconference meeting of the board of directors held on February __, 2019, and by the requisite majority of the Corporation’s shareholders entitled to vote at a duly called and held special meeting of stockholders held on ______________, 2019.

3. The effective date and time of the Articles is [___________], at 12:01 a.m. (_____Time).

IN WITNESS WHEREOF, the undersigned has executed this Certificate on behalf of the Corporation as of the date set forth above.

ESPORTS ENTERTAINMENT GROUP INC.,

a Nevada corporation

By:__________________________

Name:

Title

The undersigned hereby certifies that the person named above is the duly elected, qualified and acting [__________] of the Corporation, and that the signature appearing above is his true and genuine signature.

____________________________